Abercrombie & Fitch Co.
Abercrombie & Fitch | abercrombie kids | HOLLISTER
We are pleased with our second quarter performance, capping off a strong first half of the year. During the second quarter, we delivered both top and bottom line growth, while continuing to invest in the transformation of our business.
FRAN HOROWITZ • CHIEF EXECUTIVE OFFICER

SECOND QUARTER 2018

NET SALES


$842.4M
+8%
HOLLISTER
ABERCROMBIE

+16%
DIRECT-TO-CONSUMER NET SALES INCREASE

110 BPS
OF GROSS PROFIT RATE IMPROVEMENT

200 BPS
OF OPERATING EXPENSE LEVERAGE

$39M
CASH RETURNED TO SHAREHOLDERS THROUGH SHARE REPURCHASES AND DIVIDENDS

COMPARABLE SALES*

TOTAL COMPANY			
+3%			
HCO	ANF	U.S.	INTL
+4%	+2%	+7%	-4%

*Excludes the impacts from changes in foreign currency and the calendar shift

NET INCOME (LOSS) PER DILUTED SHARE

	GAAP	NON-GAAP
Q2 2018	$(0.06)	$0.06
Q2 2017	$(0.23)	$(0.16)

CONTINUING TO TRANSFORM OUR BUSINESS AND DRIVE OUR BRANDS FORWARD

TOTAL COMPANY

20 MILLION+ LOYALTY PROGRAM MEMBER ACCOUNTS ACROSS BRANDS



CONTINUED IMPROVEMENT IN BRAND HEALTH METRICS



IMPROVED REAL ESTATE PRODUCTIVITY



LAUNCHED MULTIPLE PILOTS RELATED TO TRANSFORMATION INITIATIVES

HOLLISTER



RECORD SECOND QUARTER SALES IN BRAND HISTORY

CAPITALIZED ON FASHION TRENDS THROUGH SPEED TO MARKET AND CUSTOMER CLOSENESS



CARPE DENIM CAMPAIGN WITH ARTISTS KHALID & NOAH CYRUS



UPDATED FASHION, FIT, SIZING AND ASSORTMENT IN GILLY HICKS

ABERCROMBIE



THIRD CONSECUTIVE QUARTER OF POSITIVE COMPARABLE SALES



LEANED INTO TRENDS SUCH AS VARSITY AND TRACK



NEW PARTNERSHIPS WITH SBE & JAY Z'S ROC NATION



LAUNCH OF ABERCROMBIE KIDS 'DO ANYTHING' JEANS

NEW STORES

YONKERS, NEW YORK
•
TROY, MICHIGAN
•
CHANGSHA, CHINA
•
DUBAI, UNITED ARAB EMIRATES
kids brand first international prototype

870 STORES GLOBALLY
EXCLUDING 13 INTERNATIONAL FRANCHISE STORES

FULL YEAR OUTLOOK

NET SALES*	COMPARABLE SALES	GROSS PROFIT RATE	GAAP OPERATING EXPENSE**	CAPITAL EXPENDITURES
+ 2 - 4%	+ 2 - 4%	UP SLIGHTLY	+ ~ 2.5%	$135M - $140M

* Including adverse impacts from the loss of fiscal 2017's 53rd week and benefits from changes in foreign currency exchange rates.
** Including ~$14M of store asset impairment and certain legal charges which will be excluded from non-GAAP adjusted operating expense.

INVESTOR CONTACT

BRIAN LOGAN • INVESTOR_RELATIONS@ANFCORP.COM

MEDIA CONTACT

IAN BAILEY • PUBLIC_RELATIONS@ANFCORP.COM

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors disclosed in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended February 3, 2018, and in A&F's subsequently filed quarterly reports on Form 10-Q, in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2018 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management.

OTHER INFORMATION

This infographic includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP to non-GAAP financial measures are included in the news release issued by the company on August 30, 2018, which is available in the "Investors" section of the company's website located at corporate.abercrombie.com. Non-GAAP financial measures should be used supplemental to, and not as an alternative to, the company's GAAP financial results, and may not be calculated in the same manner as similar measures presented by other companies. As used in the infographic, "Abercrombie" refers to the company's Abercrombie & Fitch and abercrombie kids brands. Net income (loss) per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests.